SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 27, 2007

NORTHWEST BIOTHERAPEUTICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-33393 (COMMISSION FILE NUMBER)	94-3306718 (I.R.S. EMPLOYER IDENTIFICATION NO.)
18701 120th Avenue NE, Suite 101, Bothell, WA 98011
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.
Northwest Biotherapeutics, Inc. (the “Company”) announced today that, on April 27, 2007, it received a $100,000 loan from Toucan Partners, L.L.C. (“Toucan Partners”). The $100,000 was immediately disbursed to pay a creditor of the Company, Cognate BioServices, Inc. a company in which Toucan Capital Fund II, L.P. (“Toucan Capital”) has a majority interest. The loan was made pursuant to a convertible promissory note (“Note”) which accrues interest at 10% per year and matures on June 30, 2007. Although the Note is convertible, the conversion terms will not be fixed until a future date at Toucan Partners’ election. The outstanding principal and accrued interest under the note may be converted (in whole or in part) on conversion terms equal to the terms of any convertible debt financing from an unaffiliated investor in an aggregate principal amount of at least $150,000 on or before May 15, 2007 (a “Qualified Debt Financing”). In the event that a Qualified Debt Financing does not occur, or Toucan Partners, an affiliate of Toucan Capital, a controlling shareholder of the Company, elects in its sole discretion to not convert on such terms, the conversion terms shall be subject to further negotiation between the Company and Toucan Partners.
Additionally, the Company issued a warrant (“Warrant”) to Toucan Partners in conjunction with the issuance of the Note. The number of shares of the Company’s capital stock issuable upon exercise of the Warrant will be equal to the number of shares that would be issuable if Toucan Partners elected to convert the principal and accrued interest on the Note determined as of the date of repayment or conversion of the Note. The Warrant includes an exercise price that is equal to the conversion price of the Note. Accordingly, both the number of shares issuable upon exercise of the warrant and the exercise price of the Warrant is currently unknown.
The foregoing descriptions of the Note and Warrant are qualified in their entirety by reference to the full text of the agreements which are filed as exhibits to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
The information contained under Item 1.01 of this report is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

10.1	Loan Agreement and 10% Convertible Promissory Note in the principal amount of $100,000 between Northwest Biotherapeutics, Inc. and Toucan Partners, LLC, dated April 27, 2007.

10.2	Warrant to purchase securities of the Company issued to Toucan Partners, LLC., dated April 27, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.
By	/s/ Alton Boynton
Alton L. Boynton
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement and 10% Convertible Promissory Note in the principal amount of $100,000 between Northwest Biotherapeutics, Inc. and Toucan Partners, LLC, dated April 27, 2007.

10.2	Warrant to purchase securities of the Company issued to Toucan Partners, LLC., dated April 27, 2007